
                                                         INSTALLMENT NOTE

$      75,000.00                         DeLand                        FL                            03/01/96
 -------------------        --------------------------------------------------------------     ---------------------
                                           (City)                   (State)                           (Date)


For value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of

SouthTrust Bank of Florida, National Association, (hereinafter called the "Bank" or, together with any other holder of the note,
-------------------------------------------------
the "Holder"), at any office of the Bank in   DeLand                    FL,         or at such other place as the holder may
                                            ------------------------- -------------
designate, the principal sum of   SEVENTY-FIVE THOUSAND AND NO/100       Dollars together with interest thereon at the rate and on
                                 ---------------------------------------
the date(s) provided below from the date of this note (or other interest accrual date shown below) until maturity, and with interest of the unpaid principal balance after maturity at the rate which is 2 percent per annum in excess of the rate stated

below or the maximum rate allowed by law, whichever is less, from maturity until said indebtedness is paid in full. Interest will accrue beginning on the date of this note unless another date is shown here:
                                                                            -------------------------------------.

INTEREST RATE:        The above-sealed sum shall accrue interest as follows (check applicable box(es)):

[  ] Variable Rate    Interest will accrue on the above-stated principal sum at the rate per annum which is ____________percentage
     Interest from    points in excess of Rate. The Base Rate is not necessarily the lowest rate charged by the Bank. The base
     date             Rate on the date of this note is__________________ percent

                      [  ] (check box if applicable) The "Index Rate" is the weekly auction average yield of _________ week U.S.
                            Treasury Bills at the most recent auction prior to the date the Index Rate is calculated. The Index
                            Rate on the date of this note is ______________percent

                      The rate of Interest payable under this note will change to reflect any change in the Index Rate:
                      [  ]  on any day the Index Rate changes.                 [   ] on the _______day of each month hereafter.
                      [  ]  on the day each payment of interest is due as      [   ] __________________________________________
                            provided below
                      Obligors may prepay this note in full at any time without penalty.

[  ] Fixed Rate -     Interest will accrue on the above-stated principal sum at the rate of      10.750    percent per annum.
     Interest from                                                                           -------------
     date

     Interest on the principal sum will be calculated at the rate set forth above on the basis of a [X] 360 [  ] 365 days year and the actual number of elapsed by multiplying in principal sum by the per annum rate set forth above, multiplying the product thereof by the actual days elapsed, and dividing the product so obtained by [X] 360 [  ] 365].

     PAYMENT SCHEDULE    The above-stated principal sum and interest thereon shall be paid as follows (check applicable box(es))
[  ] Installments
     Principal,          The Obligors promise to pay the above-stated principal sum in ______________consecutive
     Interest Paid
     Separetely         [  ] monthly installments   [    ] quarterly installments  [  ] ________installments   in the amount of

                         $__________________ each, beginning _________________________ and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until ______________________________________

                         at which time unpaid balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable.

                         The Obligors promise to pay accrued interest on the principal sum:

                         [   ] monthly                [    ] quarterly             [   ]  ____________________________beginning

                         ___________________________________and continuing on the same day of each month, quarter, or other period as applicable) thereafter until maturity.

[  ] INSTALLMENTS        The Obligors promise to pay the above-stated principal sum and interest thereon in   47    consecutive
     OF PRINCIPAL                                                                                           ------
     AND INTEREST        [   ] monthly installments   [    ] quarterly installments  [  ] _________ installments   in the amount of

                         $     1,935.34 each, beginning    APRIL 1, 1996 and continuing o the same day of each month, quarter, or
                         --------------                   --------------
                         other period (as applicable) thereafter until     MARCH 1, 2000
                                                                       -----------------------------------------------------------
                         at which time the unpaid balance of the principal sum and all accrued but unpaid interest shall be due and payable.

LOAN FEE. (This provision applicable only if completed):

     A loan fee in the amount of $  937.50 has been [X] included in the amount of this note and paid to the Bank from the loan and
proceeds. [   ] paid to the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by law.

LATE CHARGE.

     If any scheduled payment is in default 10 days or more, Obligors agree to pay a late charge equal to 5% of the amount of the payment which is in default, but not less than $.50 more than the maximum amount allowed by applicable law.

PREPAYMENT.

     If the interest rate on this note is a variable rate, Obligors may repay this note in full at any time without premium or penalty. If the interest rate on this note is fixed rate, unless a paragraph which follows is applicable, prepayment of the principal sum of this note in whole or in part is not permitted.

[  ] If this box is checked, and if the interest rate on this note is a fixed rate, Obligors may not prepay this note in whole or in part during the first year after the date of this note Thereafter, prepayment will be permitted on any scheduled payment date on condition that the amount of the prepayment must equal the sum of (a) the principal amount prepaid (b) accrued interest on the amount repaid plus (c) a premium equal to 1% of the principal amount prepaid multiplied times the number of years or parts of a year remaining until final scheduled maturity of this note. No prepayment premium need be paid if prepayment is made within one year prior to the final scheduled maturity of this note.

     If prepayment in full without penalty or premium is required to be permitted by applicable law, the foregoing provisions will not apply and prepayment will be allowed in accordance with such law.

COLLATERAL

     This note is secured by every security agreement, pledge, assignment, stock power, mortgage, deed of trust, security deed and/or instrument covering personal or real property; (all of which are hereinafter included in the term "Separate Agreements")
which secures an obligation so defined as to include this note, including without limitation all such Separate Agreements which are of even date herewith and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of the Obligors to the Holder (including this note and the indebtedness evidenced by this note and all extensions, renewals and modifications thereof, and all writings delivered in situation therefor)  and all claims of every nature of the
Holder against the Obligors, whether present or future, and whether joint, several, absolute, contingent, matured liquidated, unliquidated, and direct or indirect (all of the foregoing are hereinafter included in the term "Obligations") The Obligors hereby assign to the Holder and grant to the Holder a security interest in and security title to the property (the "collateral")
described below: (Describe Separate Agreements and Collateral.)

     As further described in security Agreement dated March 1, 1996

     The Obligors are jointly and severally liable for the payment of this note and have subscribed their names hereto without condition that anyone else should not become bound hereon and without any other condition whatever being made. The provisions printed on the back of this page are a part of this note. The provisions of this note are binding the heirs, executors, administrators, successors and assigns of each and every Obligor and shall inure to the behalf of the Holder, Its successors and assigns. This note is executed under the seal of each of the Obligors and of the Indorsers, If any.

                                   This provision on the reverse side are a part of this note.


                        CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.


Address of Obligor:

                                                            WESTSTAR ENVIRONMENTAL SERVICES, INC.
----------------------------------------------             --------------------------------------------------------------(SEAL)

                                                            /s/ MICHAEL E. RICKS                     PRESIDENT
----------------------------------------------             --------------------------------------------------------------------
                                                                Michael E. Ricks                        TITLE

No.                                                        Signature
---------------------------------------------                        ----------------------------------------------------(SEAL)

Officer:    MARIE A. JEFFREYS                              Signature
---------------------------------------------                        ----------------------------------------------------(SEAL)

Branch:     DOWNTOWN
--------------------------------------------

???? SouthTrust Corporation Re. 11/90